UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          December 31, 1998                                      000-27078
     --------------------------                             -------------------
Date of Report (Date of earliest event reported)       (Commission File Number)





                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                                                 11-3136595
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(State or other jurisdiction of incorporation                (I.R.S. Employer
        or organization)                                  Identification Number)



                       135 Duryea Road, Melville, NY 11747
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               (Address of Principal Executive Offices) (Zip Code)


                                 (516) 843-5500
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              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(a) The financial statements that the original Current Report stated would be filed by amendment are not being filed because GIV did not meet the significance threshold for filing such financial statements as exhibits to such Current Report.


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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HENRY SCHEIN, INC.

                                    By:   /s/ Michael Ettinger
                                          Name:    Michael Ettinger
                                          Title:   Vice President and Associate
                                                   General Counsel

Date:  March 17, 1999


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